Commitments and contingencies	6 Months Ended
Jun. 30, 2024
Capital commitments [abstract]
Commitments and contingencies
11. Commitments and contingencies
Contingent liabilities (subsidiaries, joint operations, joint ventures and associates)
Contingent liabilities, indemnities and other performance guarantees represent the potential outflow of funds from the Group for the satisfaction of obligations, including those under contractual arrangements (for example, undertakings related to supplier agreements) not provided for on the balance sheet, where the likelihood of the contingent liabilities, guarantees or indemnities being called is assessed as possible rather than probable or remote.
Contingent liabilities, indemnities and other performance guarantees were US$445 million at 30 June 2024 (31 December 2023: US$435 million).
There were no material contingent liabilities arising in relation to the Group’s joint ventures and associates. We have not established provisions for certain additional legal claims in cases where we have assessed that a payment is either not probable or cannot be reliably estimated. A number of our companies are, and will likely continue to be, subject to various legal proceedings and investigations that arise from time to time. As a result, the Group may become subject to substantial liabilities that could affect our business, financial position and reputation. Litigation is inherently unpredictable and large judgments may at times occur. The Group may in the future incur judgments or enter into settlements of claims that could lead to material cash outflows. We do not believe that any of these proceedings will have a materially adverse effect on our financial position.
Contingent liabilities - not quantifiable
The current status of contingent liabilities where it is not practicable to provide a reliable estimate of possible financial exposure is:
Litigation disputes

Litigation matter	Latest update
2011 Contractual payments in Guinea
In 2023, we resolved a previously self-disclosed investigation by the SEC into certain contractual payments totalling US$10.5 million made to a consultant who had provided advisory services in 2011, relating to the Simandou project in the Republic of Guinea. In August 2023, the UK Serious Fraud Office closed its case and announced that the Australian Federal Police maintains a live investigation into the matter. Rio Tinto continues to co-operate fully with relevant authorities.
At 30 June 2024, the outcome of this investigation remains uncertain, but it could ultimately expose the Group to material financial cost. No provision has been recognised for the investigation. We believe this case is unwarranted and will defend the allegation vigorously.

11. Commitments and contingencies
Other contingent liabilities
We continue to modernise agreements with Traditional Owner groups in response to the Juukan Gorge incident. We have created provisions, within “Other provisions”, based on our best estimate of historical claims. However, the process is incomplete and it is possible that further claims could arise relating to past events.
Close-down, restoration and environmental provisions are not recognised for those operations that have no known restrictions on their lives as the date of closure cannot be reliably estimated. This applies primarily to our Canadian aluminium smelters, which are not dependent upon a specific orebody and have access to indefinite-lived power from owned hydropower stations with water rights permitted by local governments. In these instances, a closure obligation may exist at the reporting date. However, due to the indefinite nature of asset lives it is not possible to arrive at a sufficiently reliable estimate for the purposes of recognising a provision. Close-down, restoration and environmental provisions are recognised at these operations for separately identifiable closure activities which can be reasonably estimated, such as the demolition and removal of fixed structures after a pre-determined period. Any contingent liability for these assets will crystallise into a closure provision if and when a decision is taken to cease operations.
Capital commitments
Our capital commitments include:
–open purchase orders for managed operations and non-managed tolling entities;
–expenditure on major projects already authorised by our Investment Committee for non-managed operations.
Capital commitments, excluding the Group's share of joint venture capital commitments, were US$6,251 million (31 December 2023: US$4,385 million).
They do not include the estimated incremental capital expenditure relating to decarbonisation projects of US$5 billion to US$6 billion between 2022 and 2030 unless otherwise contractually committed.
On a legally enforceable basis, capital commitments would be approximately US$2.1 billion (31 December 2023: US$1.4 billion) as many of the contracts relating to the Group’s projects have various cancellation clauses.
The Group's share of joint venture capital commitments was US$154 million at 30 June 2024 (31 December 2023: US$227 million).